UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2023

THERMON GROUP HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35159	27-2228185
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7171 Southwest Parkway Building 300, Suite 200
Austin, TX	78735
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (512) 690-0600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	THR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on September 29, 2021, Thermon Group Holdings, Inc. (the “Company”), as a credit party and a guarantor, Thermon Holding Corp. (the “US Borrower”) and Thermon Canada Inc. (the “Canadian Borrower” and together with the US Borrower, the “Borrowers”), as borrowers, entered into an Amended and Restated Credit Agreement (as amended, the “Credit Agreement”) with several banks and other financial institutions or entities from time to time (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Agent”). The Credit Agreement is an amendment and restatement of that certain Credit Agreement, dated October 30, 2017, by and among the Borrowers, the lenders from time to time party thereto and the Agent.

On December 29, 2023, the Company and the Borrowers entered into an Amendment No. 3 to Credit Agreement, Amendment No. 2 to the Guarantee and Collateral Agreement and Amendment No. 2 to the Canadian Guarantee and Collateral Agreement (collectively, the “Amendment”) with the Lenders and the Agent.

The Amendment provides for, among other things, changes to the Credit Agreement to (a) provide the US Borrower with a new incremental term loan facility as further described below (the “2023 Incremental U.S. Term Loan Facility”), (b) reset the accordion feature in the Credit Agreement for the incurrence of additional incremental term loans and incremental revolving commitments to an amount not to exceed USD $100.0 million, (c) permit the Canadian Borrower to borrow under the existing Revolver Facility (as defined in the Credit Agreement) in Canadian dollars, (d) permit Letters of Credit (as defined in the Credit Agreement) to be issued for the account of the Canadian Borrower, (e)  replace the Canadian Dollar Offered Rate with the Canadian Overnight Repo Rate Average as the benchmark rate applicable to Term Benchmark Loans (each as defined in the Credit Agreement) denominated in Canadian dollars and implementing corresponding technical changes, and (f) expand the definitions of “Specified Cash Management Agreement” and “Specified Swap Agreement” (each as defined in the Credit Agreement) to provide for the inclusion of obligations arising under Swap Agreements (as defined in the Credit Agreement) and cash management agreements between any subsidiary of the US Borrower to be included in the Obligations (as defined in the Credit Agreement) that are secured and guaranteed under the Loan Documents (as defined in the Credit Agreement).

Certain principal terms of the 2023 Incremental U.S. Term Loan Facility are as follows:

•	A USD $100.0 million secured term loan A made available to the US Borrower on substantially the same terms as the existing U.S. Term A Loans (as defined in the Credit Agreement), but with a pricing increase across the grid of 0.375% above the pricing applicable to the existing U.S. Term A Loans.

•	Loans made to the US Borrower under the 2023 Incremental U.S. Term Loan Facility (the “2023 Incremental U.S. Term Loans”) shall rank pari passu in right of payment and security with the existing U.S. Term A Loans and shall be secured and guaranteed under the Loan Documents on a pro rata basis with the existing U.S. Term A Loans.

•	The 2023 Incremental U.S. Term Loans shall mature on September 29, 2026 (same as the existing U.S. Term A Loans) and shall amortize with installment payments due on the first day of each fiscal quarter (commencing with the fiscal quarter commencing on April 1, 2024) with the same percentage of principal being due on each payment date as the percentage of principal of the existing U.S. Term A Loans due on such date.

•	Proceeds of the 2023 Incremental U.S. Term Loans were used at the closing of the transactions contemplated by the Amendment to (a) finance the Vapor Acquisition (as defined in the Amendment), (b) refinance certain indebtedness of the Target (as defined in the Amendment), and (c) pay fees and expenses incurred by the US Borrower in connection with the foregoing.

The Amendment also provides for certain conforming changes relating to the expanded definitions of Specified Cash Management Agreement and Specified Swap Agreement in the Credit Agreement to (x) the Guarantee and Collateral Agreement, dated as of October 30, 2017, by and among the Company, the US Borrower and the Agent (the “US Security Agreement”) and (y) the Canadian Guarantee and Collateral Agreement, dated as of October 30, 2017, by and between the Canadian Borrower and the Agent (the “Canadian Security Agreement”, and together with the US Security Agreement, the “Security Agreements”), and also provides for changes in each Security Agreement to the waterfall for application of proceeds of collateral set forth therein so that Obligations (as defined in such Security Agreement) arising under Specified Cash Management Agreements and Specified Swap Agreements (other than indemnitees, fees and similar obligations and liabilities) are paid pro rata with principal Obligations arising under Loans, Reimbursement Obligations and the cash collateralization of Letters of Credit (each as defined in such Security Agreement).

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On January 2, 2024, the Company issued a press release to announce the acquisition of Vapor Power International, LLC and each of its subsidiaries (collectively, “Vapor Power”). Vapor Power is a leading provider of high-quality industrial process heating solutions, including electric, electrode and gas fired boiler technology. A copy of the press release is furnished as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

The information furnished pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Amendment No. 3 to Credit Agreement, Amendment No. 2 to the Guarantee and Collateral Agreement and Amendment No. 2 to the Canadian Guarantee and Collateral Agreement, dated as of December 29, 2023

99.1	Press Release, dated as of January 2, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 2, 2024	THERMON GROUP HOLDINGS, INC.

	By:	/s/ Ryan Tarkington
Ryan Tarkington
Senior Vice President, General Counsel & Corporate Secretary